Property, Fixtures and Equipment, Net	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Fixtures and Equipment, Net
Property, Fixtures and Equipment, Net
Property, fixtures and equipment, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Land	$262,378	$329,143
Buildings and building improvements	917,243	1,013,618
Furniture and fixtures	303,304	263,266
Equipment	422,069	362,649
Leasehold improvements	396,101	369,726
Construction in progress	32,646	22,011
Less: accumulated depreciation	(827,706)	(724,515)
	$1,506,035	$1,635,898

Effective March 14, 2012, the Company entered into a sale-leaseback transaction (the “Sale-Leaseback Transaction”) with two third-party real estate institutional investors in which the Company sold 67 restaurant properties at fair market value for net proceeds of $192.9 million.  The Company then simultaneously leased these properties under nine master leases (collectively, the “REIT Master Leases”).  The initial terms of the REIT Master Leases are 20 years with four five-year renewal options.  One renewal period is at a fixed rental amount and the last three renewal periods are generally based at then-current fair market values.  The sale at fair market value and subsequent leaseback qualified for sale-leaseback accounting treatment, and the REIT Master Leases are classified as operating leases. In accordance with the applicable accounting guidance, the 67 restaurant properties are not classified as held for sale at December 31, 2011 since the Company leased the properties. The Company recorded a deferred gain on the sale of certain of the properties of $42.9 million primarily in Other long-term liabilities, net in its Consolidated Balance Sheet at the time of the transaction, which is amortized over the initial term of the lease.
As of December 31, 2012, the Company had certain land and buildings with historical cost amounts of $14.1 million and $20.3 million, respectively, that have been leased to third parties under operating leases. Accumulated depreciation related to the leased building assets of $4.1 million is included in Property, fixtures and equipment at December 31, 2012.
The Company expensed repair and maintenance costs of approximately $98.0 million, $97.3 million and $94.3 million for the years ended December 31, 2012, 2011 and 2010, respectively. Depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $147.8 million, $147.4 million and $150.4 million, respectively.
During the years ended December 31, 2012, 2011 and 2010, the Company recorded property, fixtures and equipment impairment charges of $10.6 million, $11.6 million and $2.2 million, respectively, for certain of the Company’s restaurants in Provision for impaired assets and restaurant closings in its Consolidated Statements of Operations and Comprehensive Income (see Note 14).
The fixed asset impairment charges described above primarily occurred as a result of the carrying value of a restaurant’s assets exceeding its estimated fair market value, primarily due to anticipated closures or declining future cash flows from lower projected future sales at existing locations.